SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2003

FAO, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19536 (Commission File Number)	95-3971414 (I.R.S. Employer Identification No.)

2520 Renaissance Boulevard
King of Prussia, Pennsylvania 19406
(Address of Principal Executive Offices) (Zip Code)

Mr. Jerry R. Welch
President and Chief Executive Officer
2520 Renaissance Boulevard
King of Prussia, Pennsylvania 19406
(Name and Address of Agent For Service)

(610) 292-6600
(Telephone Number, Including Area Code, of Agent for Service)

Item 5. Other Events.

        The undersigned Registrant hereby amends Item 7 of its Current Report on Form 8-K dated January 31, 2003, as amended by its Current Report on Form 8-K/A filed on February 14, 2003, to provide the First Amended Joint Plan of Reorganization of FAO, Inc. and Its Debtor Subsidiaries (the "Plan of Reorganization") and the First Amended Disclosure Statement with respect to the Plan of Reorganization (the "Disclosure Statement") as approved by the Bankruptcy Court for the District of Delaware on February 28, 2003. Exhibit D to the Disclosure Statement as filed with the Court contained an incorrect set of projections. The corrected Exhibit D is included as an exhibit to this Form 8-K/A2.

        In addition to approving the Disclosure Statement, the Court set a confirmation hearing date of April 4, 2003, at which time it will consider final approval of the Plan of Reorganization. The deadline to vote with respect to, or to object to, the Plan of Reorganization is March 31, 2003. The Debtors will emerge from Chapter 11 if and when the Plan of Reorganization receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
2.1	First Amended Joint Plan of Reorganization of FAO, Inc. and Its Debtor Subsidiaries
2.2	First Amended Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of FAO, Inc. and Its Debtor Subsidiaries
2.3	Corrected Exhibit D to Disclosure Statement
99.1	Press Release dated March 3, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2003	FAO, INC.
/s/ JERRY R. WELCH Jerry R. Welch President and Chief Executive Officer